Exhibit 99.1

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward- looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. USE OF PRELIMINARY UNAUDITED INFORMATION: This presentation includes preliminary results based upon unaudited financial information for the nine months ended September 30, 2007, third quarter and full year 2007. These results remain subject to completion of the Company's accounting closing process and approval by its Board of Directors. The Company expects to provide its full year 2007 results on February 19, 2007. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION

OVERVIEW HCC 3 (r)

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain, Ireland and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Risk Management Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 9/30/2007 S/E 440430000 458439000 530930000 763453000 882907000 1047000000 1323665000 1700000000 2043000000 2322280000

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 BV 10.91 12.99 15.26 18.28 20.39 2003 - 9/30/07 CAGR = 18.1%

RETURN ON EQUITY 2003 2004 2005 2006 2007E ROE 0.161 0.155 0.144 0.202 0.193 *Annualized as of 9/30/07 - See Notice About This Presentation

OPERATIONS HCC 9 (r)

EXECUTIVE MANAGEMENT Frank Bramanti Age 51 CEO Edward Ellis Age 65 EVP & CFO

SENIOR MANAGEMENT Pamela Penny Age 53 SVP - Finance Randy Rinicella Age 50 SVP & General Counsel Cory Moulton Age 39 CEO - PIA Laurence Donnelly Age 49 CEO - HCCIG Barry Cook Age 47 EVP - International

LINES OF BUSINESS Diversified Financial Products Group Life, Accident & Health Aviation London Market Other Specialty Lines

DIVERSIFIED FINANCIAL PRODUCTS Directors' and Officers' Liability Errors and Omissions Surety Credit Employment Practices Liability Financial Products

GROUP LIFE, ACCIDENT & HEALTH Medical Stop-Loss Specialty Disability Group Life Insurance Medical Excess Insurance Alternative Workers Comp / Occupational Accident Insurance Short Term Medical

AVIATION Pleasure and Business Aircraft Owners and Pilots Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft

LONDON MARKET ACCOUNT Energy, Onshore and Offshore Marine Property Accident and Health

OTHER SPECIALTY LINES Event and Contingency Brown Water Marine U.K. Liability & Commercial Motor Public Entity

HCC INSURANCE COMPANIES GAAP Equity (in millions) A.M. Best S&P Fitch American Contractors Indemnity Company $ 96.0 A AA AA AVEMCO Insurance Company 78.8 A+ AA AA HCC Europe 99.8 NR AA NR HCC International Insurance Company 139.4 NR AA NR HCC Life Insurance Company 457.7 A+ AA AA Houston Casualty Company 1,442.1 A+ AA AA Lloyd's Syndicates 4040 & 4141 128.0 **A** **A+** NR Perico Life Insurance Company 35.0 A NR AA United States Surety Company 50.1 A AA AA U.S. Specialty Insurance Company 300.3 A+ AA AA ** Capacity effective 1/1/08 ** Lloyd's Market Rating As of 9/30/07 - See Notice About This Presentation *

HCC INTERMEDIARIES & UNDERWRITING OPERATIONS

	Gross Written Premium (in millions)
cineFinance Insurance Services	$ 8.6
Continental Underwriters / Covenant Underwriters	66.6
HCC Global Financial Products (U.S.)	276.6
HCC Global Financial Products (Intl.)	110.7
HCC Indemnity Guaranty	11.8
HCC Specialty Underwriters	124.4
HCC Underwriting Agency (Lloyd's)	102.1
Kenrick Corporation	56.1
Professional Indemnity Agency	232.2
RA&MCO Insurance Services	53.2
MultiNational Underwriters	40.0*

** 2008 Estimate*

19

As of 9/30/07 - See Notice About This Presentation

HCC

FINANCIALS HCC 20 (r)

BALANCE SHEET HCC 21 (r)

STRONG BALANCE SHEET Low Risk Investment Portfolio High Quality Reinsurers Conservative Loss Reserves Strong Liquidity Low Debt to Total Capital Ratio of 11.6% Shareholders' Equity of $2.3 Billion Assets of more than $8.0 Billion As of 9/30/07 - See Notice About This Presentation

REINSURANCE RECOVERABLES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Reinsurance Recoverables 900 1100 1360 1170 1050

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Net Loss Reserves 710 1060 1530 2110 2290

CASH FLOW ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Cash Flow 530 670 620 650 610

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Investment Assets 1710 2470 3260 3930 4520

Tax Exempt Securities Taxable Securities Short Term Investments Other 6/30/2007 36 43 16 5 CONSERVATIVE INVESTMENT PORTFOLIO See Notice About This Presentation September 30, 2007 $4.5 billion Short Term Investments - 16% Taxable Securities - 43% Average Rating - AA+ Average Maturity: 4.4 years Duration: 3.6 years Tax Exempt Securities - 36% Average Rating - AAA Average Maturity: 10.1 years Duration: 6.5 years Other 5%

Average Rating AAA Average Duration 5.0 years (fixed income securities) Average Life 7.0 years Fixed Income Securities $3,666.7 Equity Securities 12.9 Short-term Investments 783.7 Other Investments 159.9 Trading Securities 49.1 Total Invested Assets $4,672.3 As of 12/31/07 - See Notice About This Presentation Invested Assets ($ in millions and at fair value)

Average Rating AAA Average Duration 2.7 years One $900,000 bond placed on S&P Credit watch negative Negligible exposure to Subprime / Alt A in alternative investments No CDO's in the portfolio 50% vintage from 2005 and prior 12/31/07 9/30/07 ABS collateralized by Subprime mortgages $ 5.3 $ 6.5 CMO securities backed by Alt A 12.4 13.2 Total Subprime / Alt A mortgages $17.7 $19.7 Percent of total fixed maturities portfolio .0048% .0055% As of 12/31/07 - See Notice About This Presentation Subprime / Alt A Exposure ($ in millions and at fair value)

Agency Residential MBS $398.5 Agency Residential CMO 218.7 Total Agency Residential CMO / MBS $617.2 Non-Agency CMO / ABS 111.4 Total Residential CMO / MBS $728.6 Average Rating AAA As of 12/31/07 - See Notice About This Presentation Residential Mortgage-Backed Bonds Including Subprime / Alt A ($ in millions and at fair value)

Non-Agency US CMBS $211.0 Percent of total fixed maturities portfolio 6.0% Average Rating AAA Super senior class securities Weighted Average Life 4.9 years Very low delinquency rate 0.4% (below average) Mostly invested in multi family (apartments), retail, office, lodging etc. Avoids healthcare, movie theater and entertainment properties No watchlist holdings or downgrade issues in the CMBS portfolio As of 12/31/07 - See Notice About This Presentation Commercial Mortgage-Backed Bonds ($ in millions and at fair value)

Municipal Bond Portfolio at December 31, 2007 $1,822.2 Average Rating AAA Insurance enhanced municipal bonds represent $976.9 million, or 47% of the municipal bond portfolio Average credit rating of the insured municipal bond portfolio giving no effect to the insurance enhancement is AA 14% of underlying ratings are AAA 58% of underlying ratings are AA 24% of underlying ratings are A It is HCC's view that if the protection provided by monoline insurers ceased to exist, the mark-to-market impact would be immaterial HCC purchases municipal bonds based upon the underlying credit strength of the municipality not taking any insurance enhancement into consideration As of 12/31/07 - See Notice About This Presentation Municipal Bond Portfolio ($ in millions and at fair value)

Municipal Bonds (with insured rating) Municipal Bonds (with insured rating) Municipal Bonds (with insured rating) Insured Municipal Bonds (with underlying rating) Insured Municipal Bonds (with underlying rating) Insured Municipal Bonds (with underlying rating) Rating Market Value Market Value % Rating Market Value Market Value % AAA $ 976.9 100.0% AAA $136.2 13.9% AA - - AA 591.0 60.5% A - - A 234.6 24.0% BBB - - BBB 1.5 0.2% Below BBB - - Below BBB - - NR - - NR 13.6 1.4% Total $ 976.9 100.0% Total $ 976.9 100.0% Average Rating AA Municipal Bond Portfolio ($ in millions and at fair value) As of 12/31/07 - See Notice About This Presentation

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Total Assets 4880 5900 7030 7630 8070

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 SE 1050 1330 1690 2040 2320

INCOME STATEMENT HCC 36 (r)

GROSS WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 GWP 1620 1980 2040 2240 1900 See Notice About This Presentation $1,740 $1,980 $1,860 $2,240 $2,040

NET WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 NWP 870 1110 1500 1810 1500 See Notice About This Presentation

REVENUE: NET EARNED PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 NEP 738 1011 1370 1709 1485 See Notice About This Presentation

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2003 2004 2005 2006 9/30/2007 F&C 143 184 133 137 106 See Notice About This Presentation

REVENUE: INVESTMENT INCOME ($ in millions) 2003 2004 2005 2006 9/30/2007 Investment Income 47 65 99 153 148 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 2004 2005 2006 9/30/2007 Total Revenur 940 1280 1640 2080 1770 See Notice About This Presentation

NET EARNINGS ($ in millions) 2003 2004 2005 2006 9/30/2007 Net Earnings 140 160 190 340 300 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) 2003 2004* 2005* 2006 9/30/2007 Net Earnings per diluted share 1.47 1.65 1.75 2.93 2.54 See Notice About This Presentation

GAAP COMBINED RATIO (* affected by catastrophes) 2003 2004* 2005* 2006 9/30/2007 ROE 0.907 0.905 0.932 0.842 0.829 **For the Nine Months Ended 9/30/07 - See Notice About This Presentation

SUMMARY HCC 46 (r)

HCC KEY STRENGTHS Specialty lines only, across property, casualty, life and accident segments of the insurance industry Strong management for operations Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital Reduced exposure to reinsurance recoverables No significant net loss reserve development Consistent ROE averaging 17% during past 5 years despite two years of major windstorm catastrophes

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward- looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. USE OF PRELIMINARY UNAUDITED INFORMATION: This presentation includes preliminary results based upon unaudited financial information for the nine months ended September 30, 2007, third quarter and full year 2007. These results remain subject to completion of the Company's accounting closing process and approval by its Board of Directors. The Company expects to provide its full year 2007 results on February 19, 2007. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION